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                                                                   EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-59118, 33-59228, 33-81336, 333-19993 and 333-46789 of Fresh Choice, Inc. on
Form S-8 of our report dated February 12, 1998 appearing in the Annual Report on Form 10-K of Fresh Choice, Inc. for the year ended December 28, 1997.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP

San Jose, California
March 23, 1998